U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 14, 2005
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                                GREATBATCH, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


           Delaware                 1-16137                 16-1531026
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 (State or other jurisdiction     (Commission             (IRS Employer
       of incorporation)          File Number)          Identification No.)



            9645 Wehrle Drive, Clarence, New York                 14031
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           (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code (716) 759-5600
                                                           --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240 14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).

Item 2.05. Costs Associated with Exit or Disposal Activities
           -------------------------------------------------

     On November 14, 2005, the Company's management approved a plan for the closure of its Columbia, MD facility ("Columbia") and its Fremont, CA Advanced Research Laboratory ("Fremont"). As part of the Company's continuing efforts to decrease its cost structure and improve manufacturing efficiencies, management announced a plan to consolidate the manufacturing operations at Columbia into its Tijuana, Mexico facility. Additionally, the research, development and engineering (RD&E) functions at Columbia and Fremont will relocate to the Technology Center in Clarence, New York.

     On November 16, 2005, the Company issued a press release to announce the consolidation. A copy of the press release is attached as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits
           ---------------------------------

             (c) Exhibits

             99.1  Press Release dated November 16, 2005



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: November 16, 2005               GREATBATCH, INC.

                                           By: /s/ Thomas J. Mazza
                                               ---------------------------
                                               Thomas J. Mazza
                                               Senior Vice President & Chief
                                               Financial Officer





EXHIBIT        DESCRIPTION
NUMBER         -----------
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99.1           Press Release of Greatbatch, Inc. dated November 16, 2005.